PEAR TREE FUNDS

Supplement

to

Prospectus and Statement of Additional Information, Each Dated August 1, 2018

PEAR TREE POLARIS FOREIGN VALUE FUND

Ordinary Shares (Ticker Symbol: QFVOX)

Institutional Shares (Ticker Symbol: QFVIX)

R6 Shares: (QFVRX)

November 7, 2017

As of November 7, 2018, please note the following changes to the Prospectus and Statement of Additional Information, each dated August 1, 2018, of Pear Tree Polaris Foreign Value Fund (“Foreign Value Fund”).

1.	Prospectus.

(a)     “Summary Information About Pear Tree Funds – Pear Tree Polaris Foreign Value Fund – Fee Table and Expenses of Foreign Value Fund - Annual Fund Operating Expenses” and “- Example” in the Prospectus are revised as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares	R6 Shares

Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.26%	0.26%	0.10%
Total Annual Fund Operating Expenses	1.51%	1.26%	1.10%
Fee Waiver and/or Expense Reimbursement	0.10%[1]	0.22%[1,2]	0.16%[1,3]
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.41%[1]	1.04%[1,2]	0.94%[1,3]

1 The Manager has contractually agreed until July 31, 2019 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Foreign Value Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Foreign Value Fund would be calculated using an annual rate of 0.90 percent of Foreign Value Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees.

2 The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2019 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Foreign Value Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. The aggregate transfer agent fee with respect to Ordinary Shares remains unchanged.

3 The Manager has contractually agreed until July 31, 2019 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The aggregate expenses of Foreign Value Fund with respect to Ordinary Shares and Institutional Shares remain unchanged.

Example

This example is intended to help you compare the cost of investing in Foreign Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Foreign Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that Foreign Value Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Ordinary Shares	$144	$467	$814	$1,793
Institutional Shares	$106	$378	$671	$1,503
R6 Shares	$96	$334	$591	$1,326

(b)     “Management of Pear Tree Funds - Fee Waivers/Expense Limitation” is revised to add the following:

Pear Tree Polaris Foreign Value Fund. The Manager has contractually agreed until July 31, 2019 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees.

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2.	Statement of Additional Information.

“The Manager and The Sub-Advisers - Fee Waivers/Expense Limitations” is revised to add the following:

Pear Tree Polaris Foreign Value Fund

The Manager has contractually agreed until July 31, 2019 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The aggregate expenses of Foreign Value Fund with respect to Ordinary Shares and Institutional Shares remain unchanged.

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The rest of the Prospectus and Statement of Additional Information remains unchanged.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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